Exhibit 10.3

REMARK MEDIA, INC.
shares of Common Stock
PLACEMENT AGENT AGREEMENT

March 30, 2015

Maxim Group LLC
405 Lexington Avenue, 2nd Floor
New York, New York 10174

Dear Sirs:

1.           INTRODUCTION. Remark Media, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the purchasers, pursuant to the terms and conditions of this Placement Agent Agreement (this “Agreement”) and the Subscription Agreements in the form of Exhibit A attached hereto (the “Subscription Agreements”) entered into with the purchasers identified therein (each a “Purchaser” and collectively, the “Purchasers”), up to an aggregate of 275,000 shares (the “Shares”) of common stock, $0.001 par value per share (the “Common Stock”) of the Company. The Company hereby confirms its agreement with Maxim Group, LLC (“Maxim” or the “Placement Agent”) to act as Placement Agent in accordance with the terms and conditions hereof.

2.           AGREEMENT TO ACT AS PLACEMENT AGENT; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a)           The Company hereby authorizes the Placement Agent to act as its agent to solicit offers for the purchase of all or part of the Shares from the Company in connection with the proposed offering of the Shares (the “Offering”).

(b)           The Company hereby acknowledges that the Placement Agent has agreed, as an agent of the Company, to use its reasonable efforts to solicit offers to purchase the Shares from the Company on the terms and subject to the conditions set forth in the Prospectus (as defined below). The Placement Agent shall use reasonable efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Shares has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to underwrite or purchase any Shares for its own account and, in soliciting purchases of Shares, the Placement Agent shall act solely as the Company’s agent and not as principal.

(c)            Subject to the provisions of this Section 2, offers for the purchase of Shares may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable.  The Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Shares received by it as agent of the Company.  The Company shall have the sole right to accept offers to purchase Shares and may reject any such offer, in whole or in part.  The Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Shares received by it, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

(d)           The Shares are being sold to the Purchasers at an initial public offering price of $4.00 per Share (the “Public Offering Price”). The purchases of Shares by the Purchasers shall be evidenced by the execution of Subscription Agreements by each of the Purchasers and the Company.

(e)           As compensation for services rendered, on the Closing Date (as defined in Section 4 hereof), the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an aggregate amount equal to eight percent (8%) of the gross proceeds received by the Company (the “Placement Fee”) from the sale of the Shares on such Closing Date that were solicited by the Placement Agent.  For avoidance of doubt, the Placement Fee shall not be due or payable with respect to the 575,000 additional shares of Common Stock to be sold by the Company pursuant to the Prospectus on the Closing Date pursuant to Subscription Agreements each dated as of March 30, 2015, copies of which have been provided to the Placement Agent (the “Additional Shares”).  The Placement Agent may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering, the fees of which shall be paid out of the Placement Fee paid to the Placement Agent.

(f)           No Shares which the Company has agreed to sell pursuant to this Agreement and the Subscription Agreements shall be deemed to have been purchased and paid for, or sold by the Company, until such securities shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver such securities to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 8(c) herein.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Placement Agent that:

(a)           The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”), a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (File No. 333-202024), which became effective on February 17, 2015 (the “Effective Date”), including a base prospectus relating to the securities registered pursuant to such Registration Statement (the “Base Prospectus”), and such amendments and supplements thereto as may have been required to the date of this Agreement. The term “Registration Statement” as used in this Agreement means such registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A under the Rules and Regulations), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the Rules and Regulations of the Commission, will file the Prospectus (as defined below), with the Commission pursuant to Rule 424(b) under the Rules and Regulations. The term “Prospectus,” as used in this Agreement means the Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) under the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement as of the Effective Date, except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agent by the Company for use in connection with the Offering and sale of the Shares which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) under the Rules and Regulations), the term “Prospectus” shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agent for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Rules and Regulations is hereafter called a “Preliminary Prospectus.” Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the last to occur of the Effective Date, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the Effective Date, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Rules and Regulations (the “462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement;

(b)           As of the Applicable Time (as defined below) and as of the Closing Date, neither (i) any General Use Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time, and the Pricing Prospectus (as defined below) and the information included on Schedule A hereto, all considered together (collectively, the “General Disclosure Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), nor (iii) the bona fide electronic road show (as defined in Rule 433(h)(5) under the Rules and Regulations), if any, that has been made available without restriction to any person, when considered together with the General Disclosure Package, included or will include, any untrue statement of a material fact or omitted or as of the Closing Date will omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 17). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 9:00 A.M., New York time, on the date of this Agreement.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule A to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Rules and Regulations relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Rules and Regulations.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

“Pricing Prospectus” means the Preliminary Prospectus, if any, and the Base Prospectus, each as amended and supplemented immediately prior to the Applicable Time, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof.

(c)            No order preventing or suspending the use of the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the Offering has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the knowledge of the Company, is threatened by the Commission, and each Preliminary Prospectus (if any), at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 17).

(d)           At the time the Registration Statement became or becomes effective, at the date of this Agreement and at the Closing Date, the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the time the Prospectus was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 17).

(e)            Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Placement Agent as described in Section 5(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or includes an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 17).

(f)            The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(g)           The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the Offering other than any Pricing Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 5(b) below. The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. The Company will file with the Commission all Issuer Free Writing Prospectuses (other than a “road show,” as defined in Rule 433(d)(8) under the Rules and Regulations), if any, in the time and manner required under Rules 163(b)(2) and 433(d) under the Rules and Regulations;

(h)           Neither the Company nor any of its Subsidiaries (as hereinafter defined) has sustained, since the respective dates as of which information is presented in the Registration Statement, the General Disclosure Package and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, financial position, stockholders’ equity or results of operations of the Company or any of its Subsidiaries (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company or any of its Subsidiaries and (C) except as disclosed in the Registration Statement, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class or series of its capital stock;

(i)            The Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and, to the knowledge of the Company, good and marketable title to all personal property owned by such entity, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus and except where the failure to have such good and marketable title could not be reasonably expected to have a Material Adverse Effect; and any real property and buildings held under lease by the Company or any of its Subsidiaries are held by such entity under valid, subsisting and enforceable leases with such exceptions that could not be reasonably expected to have a Material Adverse Effect;

(j)            The Company and each of its Subsidiaries have been duly incorporated and are validly existing and in good standing under their respective jurisdictions of organization, with power and authority (corporate and other) to own their respective properties and conduct their respective businesses as described in the Registration Statement, the General Disclosure Package and the Prospectus, and have been duly qualified as a foreign corporation for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties or conduct any business so as to require such qualification or are subject to no liability or disability by reason of failure to be so qualified in any such other jurisdiction, except in each case, for those failures to be so incorporated, validly existing, qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect;

(k)            The names and jurisdictions of incorporation or formation of each of the Company’s subsidiaries (the “Subsidiaries”) are set forth on Schedule C hereto.  Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not own or control, directly or indirectly, any corporation, association or other entity that is “significant” to the Company within the meaning of Rule 1-02(w) of Regulation S-X;

(l)             The Company has an authorized capitalization as set forth in the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Capitalization;” all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable federal and all state securities laws and none of those shares was issued in violation of any preemptive rights, rights of first refusal or other similar rights to the extent any such rights were not waived; the Shares have been duly authorized and, when issued and delivered against payment therefor as provided in this Agreement will be validly issued, fully paid and non-assessable, and the issuance of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights; and no holder of any Shares or any shares of Common Stock is or will be subject to personal liability by reason of being such a holder. The Shares will conform to the description thereof contained in the General Disclosure Package and the Prospectus;

(m)           Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company (other than this Agreement) and (B) there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act or otherwise register any securities of the Company owned or to be owned by such person;

(n)           This Agreement and each of the Subscription Agreements has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as to rights to indemnity hereunder may be limited by federal or state securities laws and except as to such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(o)           Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the issuance and sale of the Shares by the Company, the execution, delivery and performance of this Agreement and the each of the Subscription Agreements by the Company, compliance by the Company with all of the provisions of this Agreement and each of the Subscription Agreements, and the consummation of the transactions contemplated in this Agreement (including, without limitation, the use of proceeds from the sale of the Shares as described in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Use of Proceeds”) and each of the Subscription Agreements do not and will not contravene, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, the “Agreements and Instruments”), except for any violation, default or event that (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect, nor will any such action (A) contravene, conflict with or constitute a breach or violation of any of the terms or provisions of (i) the certificate of incorporation or other organizational documents (as applicable) or by-laws of the Company or any of its Subsidiaries, or (ii) any law, statute, order, rule or regulation of any federal, state, local or foreign court, arbitrator, regulatory authority or governmental agency or body (each, a “Governmental Entity”) having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties, except, in each case under provision (A)(ii) of this Subsection (o), for any default, violation or event that (individually and in the aggregate) could not reasonably be expected to have a Material Adverse Effect, or (B) constitute a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or other encumbrance upon any assets or operations of the Company or any of its Subsidiaries pursuant to, any of the Agreements and Instruments; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Entity is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except as may be required under the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares and the notification related to the listing of the Shares on The Nasdaq Capital Market. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries;

(p)           Neither the Company nor any of its Subsidiaries is (A) in violation of its certificate of incorporation or by-laws or other organizational documents, as applicable, or (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any of the Agreements and Instruments, except with respect to subsection (B), as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or where such default could not reasonably be expected to have a Material Adverse Effect;

(q)           The statements set forth in the Prospectus insofar as they purport to constitute a summary of the terms of the Shares, the Company’s capital stock or certain provisions of the Company’s charter and by-laws or applicable law, are accurate and complete in all material respects;

(r)            The documents incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and, at such time, none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(s)            The financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the supporting schedules, if any, and notes, comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and present fairly the financial condition of the Company at the dates indicated and the results of operations and cash flows of the Company for the periods specified. Such financial statements and supporting schedules, if any, have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus. No other financial statements or schedules are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the 1934 Act Regulations and Item 10 of Regulation S-K of the Rules and Regulations to the extent applicable;

(t)             The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(u)           The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s chief executive officer and its chief financial officer by others within the Company to allow timely decisions regarding disclosures;

(v)           Neither the Company nor any of its Subsidiaries is subject or party to, and has not received any notice or advice that it may become subject or party to any investigation with respect to, any corrective, suspension or cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, and is not a party to any commitment letter or similar undertaking to, and is not subject to any directive by, and has not been a recipient of any supervisory letter from, or adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently relates to or restricts in any material respect the conduct of its business or that in any manner relates to its capital adequacy, credit policies or management (each, a “Regulatory Agreement”), nor has the Company or any of its Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no unresolved violation or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its Subsidiaries which is expected to result in a Material Adverse Effect.  As used herein, the term “Regulatory Agency” means any Governmental Entity having supervisory or regulatory authority with respect to the Company or any of its Subsidiaries, including, but not limited to, any federal, state, local or foreign agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits;

(w)           The Company and each of its Subsidiaries has conducted and is conducting its respective business in compliance with all federal, state, local and foreign laws, rules and regulations applicable to it, and the Company and each of its Subsidiaries is conducting its respective business in compliance with all judgments, decisions, directives, orders and decrees of any Governmental Entity and any other applicable federal, state, local or foreign regulatory authority, except where the failure to so comply (individually or in the aggregate) could not be reasonably expected to have a Material Adverse Effect;

(x)            Other than as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, there are no legal or governmental actions, suits, investigations or proceedings before or by any Governmental Entity, now pending or, to the knowledge of the Company, threatened by Governmental Entities or threatened by others, to which the Company or any of its Subsidiaries is a party or of which any property or asset of the Company or any of its Subsidiaries is the subject (A) that are required, by the Securities Act, the Rules and Regulations, the Exchange Act or the rules and regulations of the Commission under the Exchange Act (the “1934 Act Regulations”), to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus or (B) which, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and there are no such contracts or documents of the Company or any of its Subsidiaries that are required, by the Securities Act, the Rules and Regulations, the Exchange Act or the 1934 Act Regulations, to be described in the Registration Statement, the General Disclosure Package or the Prospectus that are not otherwise described therein;

(y)           The Company and each of its Subsidiaries possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the respective businesses now operated by the Company and each of its Subsidiaries as the case may be, except where the failure to possess such authorization (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect; the Company and each of its Subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to comply (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses, which (individually or in the aggregate), if subject to an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect;

(z)            The Company and each of its Subsidiaries is in compliance with all applicable federal, state and local environmental laws and regulations, including, without limitation, those applicable to emissions to the environment, waste management, and waste disposal (each, an “Environmental Law”), except where the failure to comply (individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company, there are no circumstances that would prevent, interfere with or materially increase the cost of such compliance in the future;

(aa)          To the knowledge of the Company, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including, without limitation, releases of any material into the environment, that are reasonably likely to form the basis of any claim under any Environmental Law, including common law, against the Company or any of its Subsidiaries, except where such actions, activities, circumstances, events or incidents could not reasonably be expected to have a Material Adverse Effect;

(bb)          Any statistical and market related data contained in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company believes are reliable and accurate and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(cc)          Neither the Company nor to the Company’s knowledge any affiliate of the Company nor any person acting on their behalf has taken, nor will the Company or any person acting on its behalf take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(dd)          The Company is not and, after giving effect to the offering and sale of the Shares, the receipt of payment for the Shares and the application of such proceeds as described in the Prospectus, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(ee)          Cherry Bekaert LLP has certified the financial statements and supporting schedules of the Company included or incorporated by reference in the Registration Statement and the Prospectus, and are independent registered public accountants as required by the Securities Act, the Rules and Regulations, the Exchange Act and the 1934 Act Regulations, and such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 with respect to the Company;

(ff)           None of the employees of the Company or any of its Subsidiaries are represented by a labor union in their employment arrangements with the Company or any of its Subsidiaries, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, contractors or customers of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business, except where such labor disturbance would not reasonably be expected to have a Material Adverse Effect;

(gg)          The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and its insurance policies are in amounts and have coverage that are reasonable and customary for persons engaged in such business and having such assets and properties; all policies of insurance insuring the Company and each of its Subsidiaries are in full force and effect; the Company and each of its Subsidiaries is in material compliance with the terms of such policies and instruments; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that either the Company or any of its Subsidiaries will not be able to renew its existing insurance coverage on materially similar terms as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its respective business at a cost that would not have a Material Adverse Effect;

(hh)          The Company and each of its Subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or is eligible for, and has requested, extensions thereof, except as set forth or contemplated in Registration Statement, the General Disclosure Package and the Prospectus and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except where any such filing or tax is being contested in good faith by the Company or any of its Subsidiaries or where the failure to have filed any such return or paid any such tax could not reasonably be expected to have a Material Adverse Effect;

(ii)           Any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA; “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member; no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur (other than events as to which the requirement of notice has been waived by the Pension Benefit Guaranty Corporation) with respect to any “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates (without regard to Code Sections 414(m) and (o)) for which the Company would have any material liability; no “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA); neither the Company nor any of its ERISA Affiliates has incurred or reasonably expects to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Sections 412, 4971, 4975 or 4980B of the Code; each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred whether by action or failure to act, which would cause the loss of such qualification;

(jj)           The Company and each of its Subsidiaries owns, or has valid, binding enforceable and sufficient licenses or other rights to the patents and patent applications, copyrights, trademarks, service marks, trade names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its respective business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Registration Statement, the General Disclosure Package and the Prospectus or otherwise necessary or used in any material respect in connection with the commercialization of the existing products of the Company or any of its Subsidiaries and the products described in the Registration Statement, the General Disclosure Package and the Prospectus as being under development, in each case in the manner and for the uses described therein (collectively, the “Company Intellectual Property”); to the Company’s knowledge, the Company Intellectual Property is valid and enforceable, none of the patents owned or licensed by the Company or any of its Subsidiaries are unenforceable or invalid, and none of the patent applications owned or licensed by the Company or any of its Subsidiaries would be unenforceable or invalid if issued as patents; the Company and each of its Subsidiaries, and to the Company’s knowledge, its patent counsel and the patent counsels for each of its Subsidiaries, have complied with the duty of candor and good faith in dealing with the U.S. Patent and Trademark Office and any similar duties in dealing with similar foreign intellectual property office (collectively, the “Patent Offices”); to the knowledge of the Company, neither the Company nor any of its Subsidiaries has infringed (or would infringe) or otherwise violated (or would violate) any intellectual property rights of any third person by conducting its business in the manner in which it is contemplated as set forth in the Registration Statement, the General Disclosure Package and the Prospectus; neither the Company nor any of its Subsidiaries has breached any contract in connection with which any Company Intellectual Property is provided to the Company or any of its Subsidiaries, except for any such breach which would not reasonably be expected to have a Material Adverse Effect; no person has asserted or, to the knowledge of the Company, threatened to assert any claim against, or notified, the Company or any of its Subsidiaries that (A) the Company or any of its Subsidiaries has infringed or otherwise violated any intellectual property rights of any third person, (B) the Company or any of its Subsidiaries is in breach or default of any contract under which any Company Intellectual Property is provided, (C) such person will terminate a contract described in clause (B) or adversely alter the scope of the rights provided thereunder or (D) otherwise materially and adversely affects the ownership, enforceability, validity, scope, registerability, interference, use or the right to use, any Company Intellectual Property (other than a patent office review of pending applications in the ordinary course); to the knowledge of the Company, no third party is infringing or otherwise violating any of the Company Intellectual Property;

(kk)          Neither the Company nor any Subsidiary of the Company nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any Subsidiary of the Company has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (E) made any payment of funds to the Company or any Subsidiary of the Company or received or retained funds in violation of any law, rule or regulation;

(ll)           The operations of the Company and each of its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(mm)        No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its Subsidiaries, on the other, that is required by the Securities Act, the Rules and Regulations, the Exchange Act or the 1934 Act Regulations to be described in the Registration Statement, the General Disclosure Package and the Prospectus and that is not so described;

(nn)         Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses;

(oo)         Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company does not have any material liability, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company giving rise to any such liability), except (A) for liabilities set forth in the financial statements set forth in the Registration Statement and (B) normal fluctuations in the amount of the liabilities referred to in clause (A) above occurring in the ordinary course of business of the Company since the date of the most recent balance sheet included in such financial statements;

(pp)         Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company, any of its Subsidiaries or any of their respective officers or directors is or may become a party or of which any property or assets of the Company or any of its Subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which is reasonably likely to result in a Material Adverse Effect and the Company is not aware of any circumstance or developments which may give rise to such action, suit or proceeding;

(qq)         Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries (A) has any lending or other relationship with any bank or lending affiliate of the Placement Agent and (B)  intends to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of the Placement Agent;

(rr)           The Company and each of its Subsidiaries is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder applicable to the Company, including Section 402 related to loans and Sections 302 and 906 related to certifications;

(ss)          All of the directors and executive officers of the Company and all beneficial holders of 10% or more of the Company’s Common Stock are listed on Schedule B hereto; and the Company has obtained and delivered to the Placement Agent executed copies of a lock-up agreement signed by each of the Lock-Up Parties (as hereinafter defined), substantially to the effect set forth in Exhibit B hereof and in form and substance reasonably satisfactory to the Placement Agent;

(tt)           Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

(uu)         Transactions Affecting Disclosure to FINRA.

(i)           Except as described in the Registration Statement and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or, to the Company’s knowledge, any of its stockholders with respect to the sale of the Shares hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Placement Agent’s compensation, as determined by FINRA.

(ii)          Except as described in the Registration Statement and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: any person (including any FINRA member or any person or entity that has any direct or indirect affiliation or association with any FINRA member) as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; within the 180 day period prior to the date of this Agreement, other than payments to the Placement Agent as provided hereunder in connection with the Offering.

(iii)         None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

(iv)         Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the Company’s knowledge, no officer, director or any beneficial owner of at least 5% of the Company’s outstanding Common Stock (or securities convertible into Common Stock) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA). The Company will advise the Placement Agent and Loeb & Loeb LLP if it learns that any officer, director or owner of at least 5% of the Company’s outstanding Common Stock (or securities convertible into Common Stock) is or becomes an affiliate or associated person of a FINRA member participating in the Offering; and

(vv)           Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, by law or regulation or under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company.

4.           THE CLOSING. The time and date of closing (the “Closing”) and delivery of the documents required to be delivered to the Placement Agent pursuant to Sections 5 and 7 hereof shall be at 10:00 A.M., New York time, on March 31, 2015 (the “Closing Date”) at the office of Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154.

5.           FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agent:

(a)           To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Placement Agent and file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Placement Agent containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B and 430C of the Rules and Regulations and to file such Prospectus pursuant to Rule 424(b) under the Rules and Regulations not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A under the Rules and Regulations; to notify the Placement Agent promptly of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or to the Prospectus and to make no amendment or supplement to the Registration Statement, the General Disclosure Package or to the Prospectus to which the Placement Agent shall reasonably object by notice to the Company after a reasonable period to review; to advise the Placement Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the General Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Placement Agent copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) or 163(b)(2) of the Rules and Regulations, as the case may be; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Rules and Regulations) is required in connection with the offering or sale of the Shares; to advise the Placement Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the General Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order.

(b)           The Company represents and agrees that, unless it obtains the prior consent of the Placement Agent, it has not made and will not, make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Rules and Regulations (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Placement Agent hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus[es] included in Schedule A hereto. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 under the Rules and Regulations applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Rules and Regulations a free writing prospectus prepared by or on behalf of the Placement Agent that the Placement Agent otherwise would not have been required to file thereunder.

(c)           If at any time when a Prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Placement Agent, and upon the request of the Placement Agent, the Company will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent.

(d)           If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Placement Agent and any dealers an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances then prevailing, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

(e)           If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement, the Base Prospectus, any Pricing Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances prevailing at the subsequent time, not misleading, the Company has promptly notified or will promptly notify the Placement Agent so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 17).

(f)           To the extent not available on the Commission’s EDGAR system or any successor system, to furnish promptly to the Placement Agent and to counsel for the Placement Agent a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(g)           To the extent not available on the Commission’s EDGAR system or any successor system, to deliver promptly to the Placement Agent in New York City such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) the Base Prospectus, (iii) each Preliminary Prospectus, (iv) any Issuer Free Writing Prospectus, (v) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii), (iv) and (v) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (vi) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vii) any amendment or supplement to the General Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (vi) and (vii) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (viii) any document incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (viii) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document).

(h)           To make generally available to its security holders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the 1933 Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the 1933 Act and the 1933 Act Regulations (including, at the option of the Company, Rule 158).

(i)            To take promptly from time to time such actions as the Placement Agent may reasonably request to qualify the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Placement Agent may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of the Shares in such jurisdictions; provided that the Company shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

(j)             During a period of two (2) years from the date of this Agreement, to furnish to the Placement Agent copies of all reports or other communications (financial or other) furnished to stockholders and such information concerning the business and financial condition of the Company as the Placement Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its stockholders generally or to the Commission).

(k)            During the period beginning on and including the date of the Prospectus and continuing through and including the date that is thirty (30) days after the date of the Prospectus, not to, and not to allow any of the individuals or entities listed on Schedule B hereto (the “Lock-Up Parties”) to, subject to the exceptions set forth in the agreement substantially in the form attached hereto as Exhibit B, sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale of, or otherwise dispose of or hedge, directly or indirectly, any shares of Common Stock, any securities of the Company substantially similar to the Common Stock or any securities convertible into, repayable with, exchangeable or exercisable for, or that represent the right to receive any, shares of Common Stock or any securities of the Company substantially similar to the Common Stock, or publicly announce an intention to do any of the foregoing, without the prior written consent of the Purchasers of a majority of the Shares sold in the Offering; provided, however, that if: (1) during the last 17 days of such 30-day period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of such 30-day period, the Company announces that it will release earnings results or becomes aware that material news or a material event relating to the Company will occur during the 16-day period beginning on the last day of such 30-day period, the restrictions imposed by this Section 5(k) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will deliver to the Placement Agent the agreements of the Lock-Up Parties to the foregoing effect prior to the date of this Agreement, which agreements shall be substantially in the form attached hereto as Exhibit B.  Notwithstanding the provisions set forth in this Section 5(k), the Company may (1) issue the Shares to the Purchasers pursuant to the Subscription Agreements, (2) issue shares, and options to purchase shares, of Common Stock pursuant to equity incentive plans described in the Registration Statement, the General Disclosure Package and the Prospectus, as those plans are in effect on the date of this Agreement, (3) issue shares of Common Stock upon the exercise of stock options that are described in the Registration Statement, the General Disclosure Package and the Prospectus and that are outstanding on the date of this Agreement, or are issued following the date of this Agreement pursuant to equity incentive plans described in the Registration Statement, the General Disclosure Package and the Prospectus, as those plans are in effect on the date of this Agreement, (4) issue shares of Common Stock upon the exercise of non-plan stock options and warrants that are described in the Registration Statement, (5) issue shares of Common Stock upon the conversion of convertible indebtedness that is described in the Registration Statement, the General Disclosure Package and the Prospectus and that is outstanding on the date of this Agreement and (6) issue and sell the Additional Shares.

(l)            To supply the Placement Agent with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act or the Registration Statement, any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(m)           Prior to the Closing Date, to furnish to the Placement Agent, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

(n)           Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

(o)           Until the Placement Agent shall have notified the Company of the completion of the offering of the Shares, that, other than with respect to the issuance and sale of the Additional Shares, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Shares, or attempt to induce any person to purchase any Shares; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Shares.

(p)           Not to take any action prior to the Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 5(c).

(q)           To list the Shares on the Nasdaq Capital Market and to maintain the listing of the Common Stock on the Nasdaq Capital Market.

(r)           To use its best efforts to assist the Placement Agent with any filings with FINRA and obtaining clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agent and to advise the Placement Agent if it is aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Company’s Shares.

(s)           To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in each of the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Use of Proceeds” and not to use any of the net proceeds received by it from the sale of the Shares for the payment of indebtedness.

(t)           To comply in all material respects, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply in all material respects with all effective applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder applicable to the Company.

(u)           To use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Shares.

(v)           The Company agrees that if the Shares are sold in accordance with the terms of this Agreement and the Subscription Agreements, the Placement Agent shall have until September 30, 2015 (the “Tail Period”) the right to participate as lead managing underwriter and book runner or minimally as a co-lead manager and co-book runner and/or lead placement agent with at least 40% of the economics, for any and all future public equity or equity linked offerings undertaken by the Company or any successor to the Company utilizing an underwriter or placement agent and utilizing a Registration Statement on Form S-1 or S-3 during the Tail Period. The Company or any successor to the Company will consult the Placement Agent with regard to any such proposed financing and will offer the Placement Agent the opportunity to participate in such public offering or private placement on terms not more favorable to the Company or any such successor to the Company, as the case may be, than it or they can secure elsewhere. If the Placement Agent fails to accept such offer within five (5) business days after the receipt of a written notice containing the material terms of the proposed financing proposal by registered mail or overnight courier service addressed to the Placement Agent, then the Placement Agent shall have no further claim or right with respect to the financing proposal contained in such notice and any related fees. If, however, the terms of such financing proposal are subsequently modified in any material respect, the participation right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Placement Agent’s failure to exercise its participation right with respect to any particular proposal shall not affect its participation rights relative to future proposals.

6.           PAYMENT OF EXPENSES. The Company covenants and agrees with the Placement Agent that the Company will pay all fees, disbursements and expenses in connection with the transactions contemplated hereby, including, without limitation:  (i) the Company’s legal and accounting fees and disbursements; (ii) the costs of preparing, printing, mailing and delivering the Registration Statement, the preliminary and final prospectus contained therein and amendments thereto, post-effective amendments and supplements thereto, the Placement Agent Agreement, the Subscription Agreements and related documents (all in such quantities as Maxim may reasonably require); (iii) preparing and printing stock certificates; (iv) the costs of any “due diligence” meetings; (v) all reasonable and documented fees and expenses for conducting a net road show presentation; (vi) all filing fees (including SEC filing fees) and communication expenses relating to the registration of the Shares; (vii) FINRA filing fees; (viii) costs and expenses of qualifying the Offering under the “blue sky” laws of such states as Maxim may reasonably designate; (ix) transfer taxes, if any, payable upon the transfer of Shares from the Company to the Purchasers; (x) all travel and other out-of-pocket expenses actually incurred, including but not limited to the reasonable fees of Maxim’s legal counsel, not to exceed $70,000; and (xi) the fees and expenses of the transfer agent and registrar for the Shares.  Except for Maxim’s legal fees and expenses, any expense in excess of $5,000 shall be approved in writing by the Company’s Chief Executive Officer or Chief Financial Officer before it was incurred. At the Closing, the Company shall deduct $20,000 from the amount to be paid to the Placement Agent as an advance (the “Advance”) in recognition of the fact that such amount was previously paid to the Placement Agent. Any portion of the Advance shall be returned to the Company to the extent it is not actually incurred.

7.           CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENT AND THE PURCHASERS, AND THE SALE OF THE SHARES. The respective obligations of the Placement Agent hereunder and the Purchasers under the Subscription Agreements, and the Closing of the sale of the Shares, are subject to the accuracy, when made and as of the Applicable Time and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)           No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent; the Rule 462(b) Registration Statement, if any, each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Rules and Regulations and in accordance with Section 5(a) and the Rule 462(b) Registration Statement, if any, shall have become effective immediately upon its filing with the Commission; and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby.

(b)           The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

(c)           All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Subscription Agreements, the Shares, the Registration Statement, the General Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           Olshan Frome Wolosky LLP shall have furnished to the Placement Agent such counsel’s written opinion and negative assurance statement, as counsel to the Company, addressed to the Placement Agent and dated the Closing Date, to the effect set forth in Schedule C attached hereto, and Olshan Frome Wolosky LLP, shall have furnished to the Placement Agent such counsel’s written opinion with respect to intellectual property matters to the effect as set forth in Schedule D.

(e)           The Placement Agent shall have received from Cherry Bekaert LLP, a letter, addressed to the Placement Agent, executed and dated on the Closing Date, in form and substance satisfactory to the Placement Agent (i) confirming that they are an independent registered accounting firm with respect to the Company and any Subsidiary within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to placement agents of offerings of the type contemplated by this Agreement, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(f)            The Company shall have furnished to the Placement Agent a certificate, dated the Closing Date, of its Chief Executive Officer, its President or a Vice President and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the General Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto at the Applicable Time and as of the date of this Agreement and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the General Disclosure Package as of the Applicable Time and as of the Closing Date, any Permitted Free Writing Prospectus as of its date and as of the Closing Date, and the Prospectus and each amendment or supplement thereto as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the General Disclosure Package or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (iv) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change in the financial position or results of operations of the Company or any Subsidiary, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company or any Subsidiary, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

(g)           The Placement Agent shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date, certifying: (i) that the Certificate of Incorporation and the By-laws of the Company are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering contemplated by this Agreement and the Subscription Agreements  are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission with regard to the Registration Statement; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(h)           Since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus or incorporated by reference therein as of the date hereof, (i) neither the Company nor any Subsidiary shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary, or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the Company, otherwise than as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (h) is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the General Disclosure Package.

(i)            The Placement Agent shall have received certificates of good standing or good standing equivalent in the applicable jurisdiction of organization or formation with respect to the Company and following  Subsidiaries of the Company:, (i) Banks.com, Inc., a Florida corporation; (ii) Dotted Ventures, Inc., a Delaware corporation; (iii) MyStockFund Securities, Inc., a Delaware corporation; (iv) FileLater.com LLC, a Nevada limited liability company; (v) Tax Extension LLC, a Nevada limited liability company; (vi) Remark Travel, Inc., a Delaware corporation; (vii) Roomlia, Inc., a Delaware corporation; (viii) Bikini.com LLC, a Nevada limited liability company; (ix) SlapTV LLC, a Nevada limited liability company; (x) Intac International, Inc., a Nevada corporation; (xi) HSW Brasil-Tecnologia e Informacao Ltda, a Brazilian corporation; (xii) HSW (HK), Inc. Limited, a Hong Kong corporation; (xiii) Bonet (Beijing) Technology Limited Liability Company; and (xiv) BoWenWang Technology (Beijing) Limited Liability Company.

(j)             No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or any Subsidiary; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or any Subsidiary.

(k)            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the NASDAQ Stock Market or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(l)            The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect.

(m)           FINRA shall have raised no objection as to the amount of compensation allowable or payable to the Placement Agent as described in the General Disclosure Package, any Pricing Prospectus or any Preliminary Prospectus.

(n)           (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the Company’s latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the Company or any of its Subsidiaries, otherwise than as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Placement Agent so material and adverse as to make it impracticable to proceed with the public offering or the delivery of the Shares on the Closing Date on the terms and in the manner contemplated in the Registration Statement, the General Disclosure Package and the Prospectus. As used in this paragraph, references to the Prospectus exclude any amendments or supplements thereto subsequent to the date of this Agreement.

(o)           Prior to the execution and delivery of this Agreement, the Company has obtained and delivered to the Placement Agent executed lock-up agreements from each of the Lock-Up Parties, substantially to the effect set forth in Exhibit B hereof, in form and substance satisfactory to the Placement Agent.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

8.           INDEMNIFICATION AND CONTRIBUTION.

(a)           The Company shall indemnify and hold harmless the Placement Agent, its respective affiliates and each of their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Placement Agent Indemnified Parties,” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which the Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, (B) the omission or alleged omission to state in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any breach of the representations and warranties of the Company contained herein or in the Subscription Agreements or failure of the Company to perform its obligations hereunder or thereunder or pursuant to any law, any act or failure to act, or any alleged act or failure to act, by the Placement Agent in connection with, or relating in any manner to, the Shares or the Offering, and which is included as part of or referred to in any loss, claim, damage, expense, liability, action, investigation or proceeding arising out of or based upon matters covered by subclause (A), (B) or (C) above of this Section 8(a) (provided that the Company shall not be liable in the case of any matter covered by this subclause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted directly from any such act or failure to act undertaken or omitted to be taken by the Placement Agent through its gross negligence or willful misconduct), and shall reimburse the Placement Agent Indemnified Party promptly upon demand for any reasonable legal fees or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding, as such fees and expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 17). This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Placement Agent Indemnified Party.

(b)           The Placement Agent shall indemnify and hold harmless the Company and its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage, expense or liability whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, expense, liability, action, investigation or proceeding arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, or (ii) the omission or alleged omission to state in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information as defined in Section 17 and shall reimburse the Company for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred. Notwithstanding the provisions of this Section 8(b) in no event shall any indemnity by the Placement Agent under this Section 8(b) exceed the total compensation received by the Placement Agent in accordance with Section 2(e).

(c)           Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 8 notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 8(a) or the Placement Agent in the case of a claim for indemnification under Section 8(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Placement Agent if the indemnified parties under this Section 8 consist of the Placement Agent Indemnified Party or by the Company if the indemnified parties under this Section 8 consist of any Company Indemnified Parties. Subject to this Section 8(c), the amount payable by an indemnifying party under this Section 8 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)           If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or Section 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) of this Section 8(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 8(d) but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares for which Placement Agent has acted as placement agent and that are purchased under the Subscription Agreements (before deducting expenses) received by the Company bear to the total Placement Fee received by the Placement Agent in connection with the Offering. The relative fault of the Company on the one hand and the Placement Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Pricing Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Rules and Regulations, or the Prospectus, or in any amendment or supplement thereto or document incorporated by reference therein, consists solely of the Placement Agent’s Information as defined in Section 17. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 8(d), neither of the Placement Agent shall be required to contribute any amount in excess of the total compensation received by the Placement Agent in accordance with Section 2(e) less the amount of any damages which the Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.           TERMINATION. The obligations of the Placement Agent and the Purchasers hereunder and under the Subscription Agreements may be terminated by the Placement Agent in its absolute discretion by notice given to the Company prior to delivery of and payment for the Shares if, prior to that time, (i) any of the conditions to closing in Section 7 (other than actions to be taken at Closing) shall not have been satisfied in full and shall not have been expressly waived in writing by the Placement Agent, (ii) any of the events described in Section 7(a), (b), (h), (j) or (k) shall have occurred or (iii) the Purchasers shall decline to purchase the Shares for any reason permitted under this Agreement or the Subscription Agreements.

10.           REIMBURSEMENT OF PLACEMENT AGENT’S EXPENSES. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 9, (b) the Company shall fail to tender the Shares for delivery to the Purchasers for any reason not permitted under this Agreement, (c) the Purchasers shall decline to purchase the Shares for any reason permitted under this Agreement or (d) the sale of the Shares is not consummated because any condition to the obligations of the Placement Agent set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then subject to the limitations set forth in Section 6 the Company shall reimburse the Placement Agent for the reasonable documented and accountable fees and expenses of the Placement Agent’s counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof.

11.           ABSENCE OF FIDUCIARY RELATIONSHIP. The Company acknowledges and agrees that:

(a)            the responsibility of the Placement Agent to the Company is solely contractual in nature, the Placement Agent have been retained solely to act as Placement Agent in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters;

(b)            the price of the Shares set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Placement Agent and the Purchasers, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)            it has been advised that the Placement Agent and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent does not have any obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d)            it waives, to the fullest extent permitted by law, any claims it may have against the Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

12.           SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company, and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person (including the Purchasers), other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties and the indemnities of the Placement Agent shall be for the benefit of the Company Indemnified Parties. It is understood that the responsibility of the Placement Agent to the Company is solely contractual in nature and the Placement Agent does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

13.           SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Shares. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Sections 9 or 10, the indemnity and contribution agreements contained in Section 8 and the covenants, representations, warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.

14.           NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)            if to the Placement Agent, shall be delivered or sent by mail, telex, facsimile transmission or overnight courier to Maxim Group, LLC, 405 Lexington Avenue, New York, NY 10174, Attention: James Siegel, with a copy (which shall not constitute notice) to: Loeb & Loeb LLP, 345 Park Avenue, New York, New York 10154, Attention: Mitchell S. Nussbaum, Esq. (212) 407-4990;  and

(b)            if to the Company, shall be delivered or sent by mail, telex, facsimile transmission or overnight courier to Remark Media, Inc., 3930 Howard Hughes Parkway, Suite 400. Las Vegas, Nevada 89169, Attention: Douglas Osrow, Chief Financial Officer, with a copy (which shall not constitute notice) to: Olshan Frome Wolosky LLP, 65 East 55th Street, New York, New York 10022, Attention: Robert Friedman, Esq., Fax: (212) 451-2222.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof, except that any such statement, request, notice or agreement delivered or sent by email shall take effect at the time of confirmation of receipt thereof by the recipient thereof.

15.           DEFINITION OF CERTAIN TERMS. For purposes of this Agreement, “business day” means any day on which the NASDAQ Stock Market is open for trading.

16.           GOVERNING LAW, AGENT FOR SERVICE AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Placement Agent each hereby consents to the jurisdiction of such courts and personal service with respect thereto. The Company and the Placement Agent hereby consents to personal jurisdiction, service and venue in any court in which any legal proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Company or the Placement Agent. The Company and the Placement Agent hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Placement Agent and may be enforced in any other courts in the jurisdiction of which the parties are or may be subject, by suit upon such judgment.

17.           PLACEMENT AGENT’S INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agent’s Information consists solely of the following information in the Prospectus: the information in the second sentence of the first paragraph under the heading “Plan of Distribution.”

18.           PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19.           GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The Section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

20.           COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and such signatures may be delivered by facsimile.

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,
REMARK MEDIA, INC.

By:	/s/ Douglas Osrow
Name:	Douglas Osrow
Title:	Chief Financial Officer

Accepted as of the date first above written:
MAXIM GROUP, LLC

By:	/s/ Clifford A. Teller
	Name:	Clifford A. Teller
	Title:	Executive Managing Director Head of Investment Banking

SCHEDULE A

General Use Free Writing Prospectuses

[None]

Schedule A-1

SCHEDULE B

Officers, Directors and 10% or Greater Shareholders

Kai-Shing Tao

Douglas Osrow

Theodore P. Botts

Robert G. Goldstein

William W. Grounds

Jason E. Strauss

Digipac, LLC

Schedule B-1

SCHEDULE C

List of Subsidiaries

•	Banks.com, Inc., a Florida corporation

o	Dotted Ventures, Inc., a Delaware corporation

o	MyStockFund Securities, Inc., a Delaware corporation

o	FileLater.com LLC, a Nevada limited liability company

o	Tax Extension LLC, a Nevada limited liability company

•	Remark Travel, Inc., a Delaware corporation

o	Roomlia, Inc., a Delaware corporation

•	Bikini.com LLC, a Nevada limited liability company

•	SlapTV LLC, a Nevada limited liability company

•	HSW (HK), Inc. Limited, a Hong Kong corporation

o	Bonet (Beijing) Technology Limited Liability Company

o	BoWenWang Technology (Beijing) Limited Liability Company

•	HSW Brasil-Tecnologia e Informacao Ltda, a Brazilian corporation

•	Intac International, Inc., a Nevada corporation

o	HSWI (HK) Holding Limited

Schedule C-1

SCHEDULE C

Form of Opinion of Company Counsel

(1)           The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Placement Agent Agreement and the Subscription Agreements;

(2)           The Company’s authorized capital consists of 51,000,000 shares, of which 50,000,000 shares are Common Stock and 1,000,000 shares are preferred stock, par value $0.001 per share;

(3)           The Shares to be issued and sold by the Company pursuant to the Subscription  Agreements have been duly and validly authorized and, when issued and delivered to and paid for by the Purchasers thereof in accordance with the terms of the Subscription Agreements, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. The holders of outstanding shares of capital stock of the Company are not entitled to any preemptive right, right of first offer or right of first refusal (i) set forth in or provided for by the Certificate of Incorporation or Bylaws, or (ii) granted by the Company in any currently effective written agreement of which we have knowledge;

(4)           The Placement Agent Agreement and each of the Subscription Agreements have been duly authorized, executed and delivered by the Company and the Company has all the requisite corporate power and authority to enter into the Placement Agent Agreement and each of the Subscription Agreements and to perform its respective obligations thereunder;

(5)           The issue and sale of the Shares to be sold by the Company pursuant to the Subscription Agreements, the execution of the Placement Agent Agreement and the Subscription Agreements by the Company, the compliance by the Company with all of the provisions of the Placement Agent Agreement and the Subscription Agreements, and the consummation of the transactions contemplated by the Placement Agent Agreement and the Subscription Agreements will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, included as an exhibit to the Registration Statement or as an exhibit to any document incorporated by reference in the Registration Statement to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the Certificate of Incorporation or the Bylaws or (iii) to our knowledge, result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties; and, to our knowledge, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares to be sold by the Company pursuant to the Subscription Agreements or the consummation by the Company of the transactions contemplated by the Placement Agent Agreement or the Subscription Agreements except the registration under the Securities Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares as to which we express no opinion;

(6)           Other than as set forth in the Registration Statement, the Disclosure Package and the Prospectus, to our knowledge, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, individually or in the aggregate, would have or would reasonably be expected to have a material adverse effect on the business, financial position or results of operations of the Company and the Subsidiaries, considered as one enterprise, or would prevent or impair the consummation of the transactions contemplated by the Placement Agent Agreement or the Subscription Agreements, or which are required to be described in the Registration Statement, the Disclosure Package and the Prospectus; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

Schedule C-2

(7)           The Company is not and, after giving effect to the offering and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940;

(8)           The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b); all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; and no stop order suspending the effectiveness or use of the Registration Statement, the Disclosure Package and the Prospectus has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to our knowledge, threatened by the Commission;

(9)           To our knowledge, there are no statutes or regulations that are required to be described in the Registration Statement, the Disclosure Package and the Prospectus that are not described as required;

(10)         The Registration Statement, the Disclosure Package and the Prospectus and any further amendments and supplements thereto made by the Company (other than the financial statements, related schedules and other financial data therein, as to which we do not express an opinion), comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and we do not know of any amendment to the Registration Statement, the Disclosure Package and the Prospectus required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement, the Disclosure Package and the Prospectus which are not filed or described as required;

(11)         The documents incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, or any further amendment or supplement thereto made by the Company (other than the financial statements and related schedules therein, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

(12)         To our knowledge, except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to shares of Common Stock or other securities to include such shares of Common Stock or other securities as part of the offering contemplated hereby.

In addition, although we are not passing upon and do not assume any responsibility for nor have we independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package and the Prospectus, in connection with the preparation of the Registration Statement, the Disclosure Package and the Prospectus, we have participated in conferences with representatives and counsel of the Placement Agent and with certain officers and employees of, and independent certified public accountants for, the Company, at which conferences the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed, and we advise the Placement Agent that nothing has come to our attention that would lead us to believe that:

•
as of its effective date, the Registration Statement (other than the financial statements, related schedules and other financial and statistical data therein, as to which we express no opinion), contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, or that,

Schedule C-3

•
as of the Applicable Time, the Disclosure Package (other than the financial statements, related schedules and other financial and statistical data therein, as to which we express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that

•
as of its date or as of the Closing Date, the Prospectus (other than the financial statements, related schedules and other financial and statistical data therein, as to which we express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements made or the information contained in, incorporated by reference in, or omitted from, the Registration Statement, the Disclosure Package or the Prospectus, and we do not express any view or belief with respect to the financial statements and the related notes thereto or financial schedules or other financial, statistical or accounting data or information or assessments of or reports on the effectiveness of internal control over financial reporting included in, incorporated by reference in, or omitted from, the Registration Statement, the Disclosure Package or the Prospectus.

The purpose of our engagement was not to establish or confirm factual matters set forth in the Registration Statement, the Disclosure Package or the Prospectus, and we have not undertaken any obligation to verify independently any of the factual matters set forth in the Registration Statement, the Disclosure Package or the Prospectus.

Schedule C-4

SCHEDULE D

Form of Opinion of Company IP Counsel

1.      To our knowledge, Exhibit A lists all active issued patents, patent applications, United States registered copyrights, service marks, domain names, and registered and unregistered trademarks and trade names owned by the Company or any wholly-owned subsidiary. To our knowledge, Exhibit B lists all issued patents, patent applications, copyrights, service marks, domain names, and registered and unregistered trademarks and trade names licensed to the Company that are necessary to conduct the business now being or proposed to be conducted by Company as described in the Reports.

2.      To our knowledge, with the exception of the pending trademark opposition for the ROOMLIA trademark in the European Union, entitled Roomleader, S.L. v. Roomlia Inc., Opposition Number B002448002, there are no pending or threatened legal or governmental proceedings, or allegations on the part of any person of infringement, relating to patents, trademarks, copyrights, service marks, trade names, trade secrets or other proprietary information or know-how of the Company and no such proceedings are currently threatened or contemplated.

3.      To our knowledge, the Company is not infringing or otherwise violating any patents, trademarks, trade names, service marks, copyrights, trade secrets or other proprietary information or know-how of any person, and, to our knowledge, no person is infringing or otherwise violating any of the Company’s patents, trademarks, trade names, service marks, copyrights, trade secrets or other proprietary information or know-how of Company.

4.      To our knowledge, Company owns or possesses sufficient licenses or other rights to use all patents, trademarks, trade names, service marks, copyrights, trade secrets or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by Company as described in the Reports.

5.      We are not aware of any facts that would form a reasonable basis for finding that any of the issued patents or trademarks listed in the attached Exhibits A or B are invalid or unenforceable.

6.      To our knowledge, there are no asserted or unasserted claims of any person relating to the scope or ownership of any part of the Company IP Portfolio.

7.      To our knowledge, there are no liens which have been filed against any part of the Company IP Portfolio, there are no material defects of form in the preparation or filing of any patent or trademark applications in the Company IP Portfolio, the applications are being diligently prosecuted, and none of the applications are abandoned.

8.      To our knowledge, for the properties listed in Exhibit A, the Company (or a wholly-owned subsidiary) is the owner.  To our knowledge, Company is the exclusive licensee of the properties listed on Exhibit B.  To our knowledge, Company does not have any non-exclusive licenses of patent properties or trademarks.

9.      To our knowledge, the Company’s licenses are duly executed, validly binding and enforceable in accordance with their terms and, the Company is not in default (declared or undeclared) of any material provision of such license, except the possible default specified in Exhibit C, which even if deemed an actual default would not be reasonably expected to have a Material Adverse Effect (as defined in the Placement Agent Agreement).  To our knowledge, the Company’s proposed transaction described in the Prospectus Supplement will not adversely alter the scope of Company’s rights in any aspect of the Company IP Portfolio.

10.    To our knowledge, all pertinent prior art references known to the Company and/or to Company’s patent counsel who filed and/or prosecuted Company’s patent applications were disclosed to the USPTO pursuant to the duty of disclosure under 37 Code of Federal Regulations Rule 1.56 during prosecution of the patents and applications.

Schedule D-1

11.    To our knowledge, neither the Company nor the counsel who filed and prosecuted Company’s patent and trademark applications made any misrepresentation to, or concealed any material fact from, the USPTO during prosecution of any patent or trademark matter.

12.    To our knowledge, other than as described herein, the statements relating to Company IP Portfolio in Company’s Annual Report on Form 10-K, filed on March 31, 2014, and amended on April 7, 2014, as incorporated by reference into the Registration Statement and the Prospectus, at the time such Report became effective, and as of the date of this letter, appear on their face to fairly summarize the matters described therein in all material respects.  We are unaware of any other facts that cause us to believe that the above-described portions of the Reports, as of their respective effective dates and as of the date of this letter, (i) contained an untrue statement of a material fact, or (ii) omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

13.    To our knowledge, all maintenance fees (or their equivalents) are current for the Company IP Portfolio.

14.    To our knowledge, there are not any inventorship disputes, formal or informal regarding any property in the Company IP Portfolio.

15.    To our knowledge, the Company has not sought outside counsel to perform any freedom to operate searches.

16.    To our knowledge, the Company has not obtained any form of IP opinion for any aspect of the Company IP Portfolio.

Schedule D-2

EXHIBIT A

Form of Subscription Agreement

[To be provided separately]

Exhibit A-1

EXHIBIT B

Form of Lock Up Agreement
March 30, 2015

Maxim Group LLC
405 Lexington Avenue
New York, NY 10174

Ladies and Gentlemen:

The undersigned understands that Maxim Group LLC (“Maxim”) proposes to enter into a Placement Agent Agreement (the “Placement Agent Agreement”) with Remark Media, Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) of Shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

To induce Maxim to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Purchasers of a majority of the Shares sold in the Offering, he or she will not, during the period commencing on the date hereof and ending 30 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (the “Lock-Up Period”), sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale of, or otherwise dispose of or hedge, directly or indirectly, any shares of Common Stock , or any securities convertible into or exercisable or exchangeable for shares of Common Stock, whether any such transaction described above is to be settled by delivery of shares of Common Stock, in cash or otherwise.  The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, (b) transfers of shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock to (i) the spouse or any lineal descendant of the undersigned, (ii) any trust for the benefit of the undersigned or the spouse or lineal descendant of the undersigned (or by gift to a charitable organization), (iii) the estate of the undersigned, or (iv) any affiliate of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b), each donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this agreement.  In addition, the undersigned agrees that, without the prior written consent of the Purchasers of a majority of the Shares sold in the Offering, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If (a) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Maxim waives such extension.

Exhibit B-1

No provision in this agreement shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock; provided that the undersigned does not transfer the shares of Common Stock acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this agreement.  In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock within the Lock-Up Period).

The undersigned understands that the Company and Maxim are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Placement Agent Agreement is not executed, or if the Placement Agent Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to a Placement Agent Agreement and Subscription Agreements, the terms of which are subject to negotiation between the Company and Maxim.

Very truly yours,

Exhibit B-2